SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2015

Abbott Laboratories

(Exact Name of Registrant as Specified in its Charter)

Illinois

(State or Other Jurisdiction of Incorporation)

1-2189	36-0698440
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Abbott Park Road, Abbott Park, Illinois	60064-6400
(Address of Principal Executive Offices)	(Zip Code)

(224) 667-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement

Abbott Laboratories (“Abbott”) entered into an Underwriting Agreement, dated as of March 5, 2015 (the “Underwriting Agreement”), and a Pricing Agreement, dated as of March 5, 2015 (the “Pricing Agreement”), by and between Abbott and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”), pursuant to which Abbott has agreed to issue to the Underwriters $750,000,000 aggregate principal amount of senior 2.000% Notes due March 15, 2020 (the “2020 Notes”), $750,000,000 aggregate principal amount of senior 2.550% Notes due March 15, 2022 (the “2022 Notes”) and $1,000,000,000 aggregate principal amount of senior 2.950% Notes due March 15, 2025 (the “2025 Notes,” and together with the 2020 Notes and the 2022 Notes, the “Debt Securities”). Each series of the Debt Securities is subject to the Registration Statement on Form S-3 (File No. 333-202508) that Abbott filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2015 relating to the public offering from time to time of debt securities of Abbott pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with Abbott’s filing with the SEC of a definitive prospectus supplement, dated March 5, 2015, and prospectus, dated March 5, 2015, relating to the public offering of the Debt Securities, Abbott is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 - Financial Statements and Exhibits.”

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

4.1                                                                                                                               Indenture, dated as of March 10, 2015, between Abbott Laboratories and U.S. Bank National Association (including form of Security).

99.1                                                                                                                        Underwriting Agreement

99.2                                                                                                                        Pricing Agreement

99.3                                                                                                                        Actions of the Authorized Officers (Exhibits A-1, A-2, A-3 and B to Exhibit 99.3 are filed as Exhibits 99.4, 99.5, 99.6 and 99.2, respectively, to this Form 8-K)

99.4                                                                                                                        Form of 2020 Note

99.5                                                                                                                        Form of 2022 Note

99.6                                                                                                                        Form of 2025 Note

99.7                                                                                                                        Opinion of Mayer Brown LLP

99.8                                                                                                                        Consent of Mayer Brown LLP (included in Exhibit 99.7 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abbott Laboratories

March 10, 2015	By:	/s/ Thomas C. Freyman
Name: Thomas C. Freyman
Title: Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Indenture, dated as of March 10, 2015, between Abbott Laboratories and U.S. Bank National Association (including form of Security).

99.1	Underwriting Agreement

99.2	Pricing Agreement

99.3	Actions of the Authorized Officers (Exhibits A-1, A-2, A-3 and B to Exhibit 99.3 are filed as Exhibits 99.4, 99.5, 99.6 and 99.2, respectively, to this Form 8-K)

99.4	Form of 2020 Note

99.5	Form of 2022 Note

99.6	Form of 2025 Note

99.7	Opinion of Mayer Brown LLP

99.8	Consent of Mayer Brown LLP (included in Exhibit 99.7 hereto)